UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 27, 2008

CHINA BAK BATTERY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-49712	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, No. 1 BAK Street
Kuichong Town, Longgang District
Shenzhen, 518119
People’s Republic of China
(Address, including zip code, of principal executive offices)

(86-755) 8977-0093
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 27, 2008, Shenzhen BAK Battery Co., Ltd. (“Shenzhen BAK”), an indirectly wholly-owned subsidiary of China BAK Battery, Inc. (the “Company”), renewed its comprehensive credit facility agreement (the “Credit Facility Agreement”) with Shenzhen Eastern Branch, Agricultural Bank of China (“Agricultural Bank”) to provide a maximum loan amount of 580 million Renminbi (“RMB”), the currency of The People’s Republic of China (“PRC”), which was equivalent to approximately $85.1 million based on exchange rates as of November 27, 2008.  All dollar figures stated below are also based on exchange rates as of November 27, 2008.

The Credit Facility Agreement governs a maximum of RMB 400 million (approximately $58.7 million) of one-year term credit facilities and RMB 180 million (approximately $26.4 million) of five-year term credit facilities issued or issuable by Agricultural Bank to Shenzhen BAK. The Credit Facility Agreement renewed a predecessor credit facility agreement between Shenzhen BAK and Agricultural Bank dated June 8, 2007 (the “Predecessor Agreement”) and governs all loans that were subject to the Predecessor Agreement at the time of the renewal. New loans may be drawn under the Credit Facility Agreement beginning November 27, 2008 through November 27, 2009, with the term of the loan established at the time each new loan is drawn, except as to funds borrowed under a loan agreement between Shenzhen BAK and Agricultural Bank dated November 23, 2006 and effective December 18, 2006 (the “2006 Loan Agreement”), which may be drawn at any time within five years of December 18, 2006, and which will mature five years after such funds are drawn.

Pursuant to the Credit Facility Agreement, Shenzhen BAK must obtain prior approval from Agricultural Bank to renew long-term loans subject to the Credit Facility Agreement. In addition, Shenzhen BAK undertook to ensure that the percentage of certain business it conducts with Agricultural Bank relative to such business it conducts with all financial institutions combined to be at least equal to the percentage of its indebtedness to Agricultural Bank relative to its indebtedness to all financial institutions combined (the “Percentages Undertaking”).  The “business” referred to in the preceding sentence refers to the volume of transactional payments that are drawn from Shenzhen BAK’s accounts with Agricultural Bank or applicable financial institutions and the amount of foreign currencies deposited with Agricultural Bank or applicable financial institutions.  Shenzhen BAK also undertook not to issue any dividends without the written consent of Agricultural Bank prior to the expiration of all loans under the Credit Facility Agreement (this undertaking and the Percentages Undertaking are hereinafter collectively referred to as the “Undertakings”).

The obligations of Shenzhen BAK under the Credit Facility Agreement are guaranteed by Mr. Xiangqian Li (“Mr. Li”), the President, Chief Executive Officer, and Chairman of the Company; BAK International (Tianjin) Limited (“BAK Tianjin”), an indirectly wholly-owned subsidiary of the Company; and BAK International Limited (“BAK International”), a directly wholly-owned subsidiary of the Company, pursuant to a guaranty agreement among Mr. Li, BAK Tianjin, BAK International and Agricultural Bank, dated as of November 27, 2008 (the “Guaranty Agreement”). Shenzhen BAK’s obligations under the Credit Facility Agreement are also guaranteed by Shenzhen BAK’s pledge of its land use rights certificate relating to its manufacturing and other facilities in Shenzhen, PRC, known as BAK Industrial Park, pursuant to a mortgage agreement between Shenzhen BAK and Agricultural Bank (the “Mortgage Agreement”).

In the event that Shenzhen BAK breaches any of the Undertakings, or any party to the Guaranty Agreement or the Mortgage Agreement breaches any of its obligations under the Guaranty Agreement or the Mortgage Agreement to Agricultural Bank, Agricultural Bank may, in addition to exercising any other applicable remedies under the applicable agreements, accelerate repayment of all loan amounts governed by the Credit Facility Agreement.

As of November 27, 2008, Shenzhen BAK had outstanding under the Credit Facility Agreement a short-term loan of approximately $25.7 million due in the fourth quarter of calendar year 2008, bearing interest at 6.210% per annum. As of November 27, 2008, Shenzhen BAK also had three five-year term loans totaling approximately $26.4 million under the Credit Facility Agreement carrying interest at 90% of the benchmark rate of the People’s Bank of China for three-year to five-year long-term loans. The first loan, of approximately $5.9 million, currently carries annual interest of 6.966% and is repayable on January 25, 2012. The second loan, of approximately $11.7 million, currently carries annual interest of 6.966% and is repayable in three installments of approximately $2.9 million on January 25, 2010, approximately $7.3 million on January 25, 2011, and approximately $1.5 million on January 25, 2012, respectively. The third loan, of approximately $8.8 million, currently carries annual interest of 7.74% and is repayable in two installments of approximately $4.4 million on January 25, 2009 and approximately $4.4 million on January 25, 2010. These five-year term loans are: (i) specifically guaranteed by Mr. Li; (ii) specifically secured by Shenzhen BAK’s machinery and equipment with carrying values of approximately $28.5 million as of September 30, 2008; and (iii) specifically secured by the property ownership certificate and land use rights certificate in relation to the land on which Shenzhen BAK’s corporate campus had been constructed and any machinery and equipment purchased and used in the campus subsequent to such construction.

This brief description of the terms of the Credit Facility Agreement, the Guaranty Agreement, and the Mortgage Agreement, and the references contained herein to the Predecessor Agreement and the 2006 Loan Agreement, are qualified by reference to the provisions of these agreements.  Summaries of the terms of the Credit Facility Agreement, the Guaranty Agreement, and the Mortgage Agreement are included as Exhibits 10.1, 10.2, and 10.3 to this Report, respectively, and are hereby incorporated by reference herein.  A summary of the Predecessor Agreement is incorporated herein by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed on August 7, 2007. A summary of the 2006 Loan Agreement is incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 22, 2006.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Summary of Comprehensive Credit Facility Agreement of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.2
Summary of Guaranty Contract of Maximum Amount by and among Xiangqian Li, BAK International (Tianjin) Limited, BAK International Limited, and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.3	Summary of Mortgage Contract of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.4
Summary of Comprehensive Credit Facility Agreement of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated June 8, 2007 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 7, 2007)

10.5
Summary of Loan Agreement between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, effective December 18, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 22, 2006 with the Commission)

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA BAK BATTERY, INC.

Date: December 12, 2008	By:	/s/ Tony Shen
Tony Shen
Chief Financial Officer

EXHIBITS

Exhibit	Description
10.1	Summary of Comprehensive Credit Facility Agreement of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.2
Summary of Guaranty Contract of Maximum Amount by and among Xiangqian Li, BAK International (Tianjin) Limited, BAK International Limited, and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.3	Summary of Mortgage Contract of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated November 27, 2008

10.4
Summary of Comprehensive Credit Facility Agreement of Maximum Amount by and between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, dated June 8, 2007 (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Commission on August 7, 2007)

10.5
Summary of Loan Agreement between Shenzhen BAK Battery Co., Ltd. and Shenzhen Eastern Branch, Agricultural Bank of China, effective December 18, 2006 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed on December 22, 2006 with the Commission)